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JOHNSTON INDUSTRIES, INC. AND SUBSIDIARIES

                                                                   EXHIBIT 10.30

AMENDMENT # 6 DATED DECEMBER 22, 1998 TO BANK CREDIT AGREEMENT

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                                 AMENDMENT NO. 6
                                       TO
                                CREDIT AGREEMENT


         AMENDMENT NO. 6, dated as of December 22, 1998, among Johnston Industries, Inc., a Delaware Corporation ("Johnston"), Johnston Industries Alabama, Inc., an Alabama corporation formerly known as Opp and Micolas Mills, Inc. ("Johnston Alabama"), J.I. Georgia, Inc., a Georgia corporation formerly known as T.J. Beall Company ("JIG"), and Johnston Industries Composite Reinforcements, Inc., an Alabama corporation ("JICR", and collectively with Johnston, Johnston Alabama and JIG, the "Borrowers" and each individually, a "Borrower"), NationsBank, N.A., as Syndication Agent, The Chase Manhattan Bank, the successor by merger to The Chase Manhattan Bank, N.A., as Agent for the banks party hereto ("Banks") and as Collateral Monitoring Agent ("Agent"), to the Credit Agreement dated as of March 28, 1996 among Johnston, Wellington Sears Company ("Wellington"), Southern Phenix Textiles, Inc. ("Phenix"), Opp and Micolas Mills, Inc. ("Opp"), T.J. Beall Company ("TJB") and JICR, the banks named therein, The Chase Manhattan Bank, N.A., as Administrative Agent, Chase Securities, Inc., as Arranger and NationsBank, N.A., as Syndication Agent, as amended by Amendment No. 1 dated as of June 28, 1996, Amendment No. 2 dated as of February 28, 1997, Amendment No. 3 dated as of December 18, 1997, Amendment No. 4 dated as of March 28, 1998 and Amendment No. 5 dated as of July 10, 1998 (collectively, the "Credit Agreement"). All capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Credit Agreement.


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, a credit facility in an aggregate amount of up to $160,000,000 is available to the Borrowers on the terms and conditions set forth therein;

          WHEREAS, pursuant to Amendment No. 5 to Credit Agreement referred to above, the Borrowers entered into collateral monitoring arrangements for the benefit of the Banks and certain cash management arrangements to facilitate and implement such collateral monitoring arrangements; and

         WHEREAS, the Borrowers and the Banks have agreed to amend in certain respects such collateral monitoring arrangements as hereinafter set forth.

         NOW, THEREFORE, each Bank, the Agent, the Syndication Agent and each Borrower, on a joint and several basis, hereby agree as follows:



         1. Amendments to Section 7.01(b)(v) - Affirmative Covenants. Section 7.01(b)(v) of the Credit Agreement is hereby amended by:

         (a) adding the following sentence immediately after the second sentence thereof: "Notwithstanding the foregoing, such $400,000 aggregate amount in the Exempt Accounts may be increased up to a maximum aggregate amount not to exceed $750,000 at any one time on a cumulative basis solely to enable the Borrowers to deposit in the payroll accounts included in the Exempt Accounts such monies as are necessary to pre-


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fund such payroll accounts in such amounts and at such times as may be required to satisfy the requirements of the applicable paying banks when the payment of such payroll expenses is made utilizing the Automated Clearinghouse payment system."; and

         (b) by adding the following sentence at the end of such clause (v):
"Each Borrower hereby acknowledges and agrees that to the extent that such Borrower directly receives any payments or other items that should have been deposited in a Lockbox Account or a Blocked Account or receives any other payments (including, without limitation, tax refunds and rebates), such payments and other items shall be held as the Banks' property by such Borrower, as trustee of an express trust for the Banks' benefit, and such Borrower shall immediately deliver to the bank identified in Exhibit M such payments and other items for deposit in the Blocked Account."

         2. Amendments to Section 7.02 - Negative Covenants. Section 7.02(r) of the Credit Agreement is hereby amended by adding the following after the last word thereof: ", or such increased amount as may be permitted pursuant to the terms and conditions of Section 7.01(b)(v)".

         3 . Amendments to Exhibits to the Credit Agreement. (a) Exhibit M to the Credit Agreement is hereby amended by deleting from the Blocked Accounts, Concentration Account No. _____ of Johnston at Regions Bank, Birmingham, Alabama. A copy of Exhibit M, as amended, is attached hereto and is hereby substituted for Exhibit M to the Credit Agreement.

                  (b) Exhibit P to the Credit Agreement is hereby amended by adding to the Exempt Accounts, Account No. _____ at Regions Bank, Birmingham, Alabama. A copy of Exhibit P, as amended, is attached hereto and is hereby substituted for Exhibit P to the Credit Agreement.

         4. Representations, Warranties and Covenants of the Borrowers. Each Borrower hereby represents and warrants to each Bank that on and as of the date hereof (i) the representations and warranties of the Borrowers contained in the Credit Agreement and any other Loan Document delivered in connection therewith to which it is a party are true and correct and apply to the Borrowers hereto with the same force and effect as though made on and as of the date hereof, (ii) the Borrowers are in compliance with all covenants contained in the Credit Agreement (as amended hereby), and (iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement (as amended hereby) or any other Loan Document delivered in connection therewith to which it is a party, after giving effect to this Amendment.

To the extent any claim or off-set may exist as of the date hereof, each Borrower, on behalf of itself and its successors and assigns, hereby forever and irrevocably (a) releases each Bank, the Agent and the Syndication Agent and their respective officers, representatives, agents, attorneys, employees, successors and assigns (collectively, the "Released Parties"), from any and all claims, demands, damages, suits, cross-complaints and causes of action of any kind and nature whatsoever, whether known or unknown and wherever and howsoever arising, and (b) waives any right of off-set such Borrower may have against any of the Released Parties.

         5. Conditions Precedent to Amendment No.6. The obligation of the Banks and the Agent to enter into this Amendment shall be subject to the Agent having received from the Borrowers, prior to or simultaneously with the execution and delivery of this Amendment, the following:

         (a) Amendment No. 1 to Lockbox Account Agreement, duly executed by the Borrowers and the bank identified on Exhibit M, pursuant which the Concentration Account identified in paragraph 4(b) of the Lockbox Agreement shall be amended to refer to Account No. ___________;

         (b) Amendment No. 1 to Blocked Account Agreement, duly executed by the Borrowers and the bank identified on Exhibit M, pursuant to which Account No. ____________ shall be deleted as Blocked Account; and

         (c) A Pledged Account Letter, duly executed by the Borrowers, with respect to Account No. ____________.


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          6.  Pledged Account Letter. The Borrowers agree that the Pledged
              Account Letter referred to in Paragraph 5(c), to be executed and delivered to the Agent simultaneously with this Amendment, shall be held by the Agent until (i) a Default or an Event of Default has occurred and is continuing, or (ii) the occurrence of a Material Adverse Change, as determined by the Required Banks. In either case, upon such event or occurrence, the Agent may, and upon the request of the Required Banks shall, release such Pledged Account Letter to the banks or other financial institutions to which such Letter has been addressed, and the Borrowers each hereby expressly authorize such release by the Agent.

         7. Credit Agreement in Full Force and Effect. Except as expressly modified hereby, the Credit Agreement shall remain unchanged and in full force and effect as executed and each Borrower hereby confirms and reaffirms all of the terms and conditions of the Credit Agreement.

         8. Entire Understanding. The Credit Agreement and this Amendment contain the entire understanding of and supersede all prior agreements, written and verbal, among the Banks, the Agent, the Syndication Agent and the Borrowers with respect to the subject matter hereof and shall not be modified except in writing executed by the parties hereto.

         9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of laws principles.

         10. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWERS:

JOHNSTON INDUSTRIES, INC.                   JOHNSTON INDUSTRIES
                                            ALABAMA, INC.

By:                                     By:
   ----------------------                  -------------------------------
   Name:                                   Name:
   Title:                                  Title:


J.I. GEORGIA, INC.                         JOHNSTON INDUSTRIES COMPOSITE
                                              REINFORCEMENTS, INC.

By:                                     By:
   ----------------------                  -------------------------------
   Name:                                   Name:
   Title:                                  Title:

THE AGENT:

THE CHASE MANHATTAN BANK

By:
   ---------------------
   Name:
   Title:


THE SYNDICATION AGENT:

NATIONSBANK, N.A.


By:
   ---------------------
   Name:
   Title:


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THE LENDERS:

THE CHASE MANHATTAN BANK                BANK OF AMERICA
                                        (F/K/A NATIONSBANK, N.A.)


By:                                     By:
   ----------------------                  -------------------------------
   Name:                                   Name:
   Title:                                  Title:

REGIONS BANK                            COMERICA BANK


By:                                     By:
   ----------------------                  -------------------------------
   Name:                                   Name:
   Title:                                  Title:


VAN KAMPEN PRIME RATE                   THE SUMITOMO BANK, LIMITED
 INCOME TRUST


By:                                     By:
   ----------------------                  -------------------------------
   Name:                                   Name:
   Title:                                  Title:


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

MERRILL LYNCH, PEARCE,                  DK ACQUISITION PARTNERS, L.P.
  FENNER & SMITH INCORPORATED


By:                                     By:
   ----------------------                  -------------------------------
   Name:                                   Name:
   Title:                                  Title:

FIRST UNION N.B.
(F/K/A CORESTATES BANK, N.A.)

By:
   ----------------------
   Name:
   Title:

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